UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

SYNERGY CHC CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-42374	99-0379440
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

770 Roosevelt Trail STE 8 #1016, N. Windham, Maine	04062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 321-2350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SNYR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On September 4, 2026, Synergy CHC Corp. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Columbia (the “Bankruptcy Court”). The chapter 11 case is captioned In re Synergy CHC Corp., Case No. 26-465-ELG.

As a result of the chapter 11 filing, the Company’s assets became subject to the jurisdiction of the Bankruptcy Court. The Company, operating as a debtor-in-possession, reasonably anticipates filing a plan of liquidation or reorganization within the forthcoming 120-day period. A meeting of creditors will be scheduled in accordance with the applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure.

The Company has engaged the services of The VerStandig Law Firm, LLC, which is acting as the Company’s counsel and advisor in connection with the bankruptcy case and which will continue to act in said capacity pending approval from the Bankruptcy Court.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 26, 2026, the Company engaged the services of Lauren P. Berret of Eisner Advisory Group LLC as chief restructuring officer.

Effective September 4, 2026, immediately following the filing of the chapter 11 petition described under Item 1.03 above, Alfred Baumeler, Nitin Kaushal, J. Paul SoRelle and Teresa Thompson resigned as members of the Company’s Board of Directors. The resignations were not the result of any disagreement with the Company regarding the Company’s operations, policies or practices. The directors resigned in connection with the Company’s chapter 11 filing. Following the resignations, the sole person serving on the Company’s Board of Directors is Jack Ross.

Effective August 31, 2026, Alfred Baumeler resigned as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026

SYNERGY CHC CORP.

	By:	/s/ Jack Ross
	Name:	Jack Ross
	Title:	Authorized Signatory

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